No._______                                 Offeree Name_______________________




                              U.S. ELECTRICAR, INC.

                                  REGULATION S

                       COMMON STOCK SUBSCRIPTION AGREEMENT




                                   May 1, 1996


THE SECURITIES TO WHICH THIS AGREEMENT RELATES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS ("BLUE SKY LAWS"), AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED IN REGULATION S) WITHOUT REGISTRATION UNDER THE SECURITIES ACT, AND AS REQUIRED BY BLUE SKY LAWS IN EFFECT AS TO SUCH TRANSFER, UNLESS AN EXEMPTION FROM SUCH REGISTRATION UNDER STATE AND FEDERAL LAW IS AVAILABLE.

                          INSTRUCTIONS FOR SUBSCRIPTION




                              U.S. ELECTRICAR, INC.
                            A California Corporation




                                  To Subscribe:


1.        Offeree Questionnaire/Subscription Agreement.

          Please complete the Offeree Questionnaire and execute the Subscription Agreement at Page 10 and return all originals to the Corporation along with the purchase price for the common stock shares being acquired.


2.        Please make Check payable to:

                              U.S. ELECTRICAR, INC.

or request wire transfer instructions from the Corporation.

                              OFFEREE QUESTIONNAIRE

                              U.S. ELECTRICAR, INC.

                              U.S. Electricar, Inc.
                          San Francisco Executive Park
                             5 Thomas Mellon Circle
                                    Suite 305
                         San Francisco, California 94134


Gentlemen:

The undersigned understands that: (i) you will rely on the information contained herein for purposes of securities law compliance and determination; and (ii) the securities will not be registered under the Securities Act of 1933, as amended (the "Securities Act") in reliance upon the exemption from registration provided by Regulation S promulgated under the Securities Act.

The undersigned further represents to you that: (i) the information contained herein is complete and accurate and may be relied upon by you; and (ii) the undersigned will notify you immediately of any material change in any of such information occurring prior to the purchase of such securities, if any purchase is made, by the undersigned.

THE UNDERSIGNED UNDERSTANDS AND AGREES THAT ALTHOUGH THIS QUESTIONNAIRE WILL BE KEPT STRICTLY CONFIDENTIAL, U.S. ELECTRICAR, INC. MAY PRESENT THIS QUESTIONNAIRE TO SUCH PARTIES AS IT DEEMS ADVISABLE IF CALLED UPON TO ESTABLISH THE AVAILABILITY UNDER ANY FEDERAL OR STATE SECURITIES LAWS OF AN EXEMPTION FROM REGISTRATION OF THIS OFFERING OR ANY OTHER COMPLIANCE WITH STATE OR FEDERAL SECURITIES LAWS.

THIS QUESTIONNAIRE BY ITSELF IS NOT AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY BUT MERELY A REQUEST FOR INFORMATION FOR COMPLIANCE WITH APPLICABLE SECURITIES REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION AND STATE BLUE SKY LAWS.

                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

                              U.S. ELECTRICAR, INC.


             Please complete and return along with the Subscription
                         Agreement attached hereto to:

                                     U.S. Electricar, Inc.
                                     Attn:  Corporate Secretary
                                     San Francisco Executive Park
                                     5 Thomas Mellon Circle
                                     Suite 305
                                     San Francisco, California  94134



TOTAL SUBSCRIPTION:  Dollar Amount $                   Number of Shares
                                    -----------------                  --------
Make Check or Wire Transfer Payable to: U.S. Electricar, Inc.

REGISTRATION:

Please print name in which your Common Stock shares are to be registered
| | | | | | | | | | | | | | | | | | | | | |

|  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |

RESIDENT ADDRESS: Investors must complete resident address for registration purposes
| | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
 Street
 |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |
 City                                   Country    Postal Code

MAILING ADDRESS: if different from resident address
|  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |
 Corporation name (if applicable)
|  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |
 Street
|  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |
 City                                    Country    Postal Code

- - -------------------------------------------------------
Home Phone                          Business Phone
(     )                             (     )
- - ------------------------------      ---------------------------------------
CHECK ONE:
         ___ Individual Ownership
         ___ Corporate Ownership
         ___ Partnership Ownership

FOR TRUST:
                  ______________________ Trust
                  ___________ Date Established

- - --------------------------------------
Name of Trustee or other Administrator

FOR ANY ENTITY:

- - --------------------------------------
(Name of Person With Right To Control
the Voting of Securities on Behalf of Entity)

                              U.S. ELECTRICAR, INC.

The following information is to be provided by either (i) the individual who is making the investment decision on behalf of the corporate, partnership, trust or other entity investor or (ii) by the individual purchasing the Shares for his own account:

- - --------------------------------------------------------------------------------
Print Name (and title if applicable)


1.  Business or Professional Education:

                                    Field of
School                               Study                           Degree
- - ------                              --------                         ------

- - --------------------------------------------------------------------------------
- - --------------------------------------------------------------------------------

2.  Current employment positions:

- - --------------------------------------------------------------------------------

3. Details of any training or experience in financial or business matters not disclosed above:

- - --------------------------------------------------------------------------------
- - --------------------------------------------------------------------------------
- - --------------------------------------------------------------------------------

4. I have previously purchased securities on behalf of the Investor or on my own behalf which were sold in reliance on Regulation S or a private offering exemption from registration under the Securities Act of 1933, as amended:

                  ------- Yes               ------- No
                  Initial                   Initial

         If yes, please give several examples.



Name of                 Type of                 Year of            Amount
Corporation           Investment               Investment         Invested
- - -----------           ----------               ----------         --------

- - --------------------------------------------------------------------------------
- - --------------------------------------------------------------------------------
- - --------------------------------------------------------------------------------
- - --------------------------------------------------------------------------------

(For Entity Investors)
5.   Total assets if Investor is an entity:  $_________________________________.

(For Individual Investors)
6. Net Worth (excess of total assets over total liabilities) and income if Investor is an individual:

Net Worth: $____________________  Income: $_______________________.

         THE SECURITIES TO WHICH THIS AGREEMENT RELATES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS ("BLUE SKY LAWS"), AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED IN REGULATION S) WITHOUT REGISTRATION UNDER THE SECURITIES ACT, AND AS REQUIRED BY BLUE SKY LAWS IN EFFECT AS TO SUCH TRANSFER, UNLESS AN EXEMPTION FROM SUCH REGISTRATION UNDER STATE AND FEDERAL LAW IS AVAILABLE.

                             SUBSCRIPTION AGREEMENT

         THIS SUBSCRIPTION AGREEMENT is made effective for reference purposes only as of May 1, 1996, by and between U.S. Electricar, Inc., a California corporation (the "Corporation") and the Investor whose signature appears on the signature page to this Agreement (the "Investor").


                                  R E C I T A L

         The Investor desires to purchase from the Corporation, and the Corporation desires to sell to the Investor, certain common stock shares of the Corporation, on the terms and conditions hereinafter set forth.


                                A G R E E M E N T

         NOW, THEREFORE, in consideration of the mutual agreements, covenants, representations and warranties contained in this Agreement, the parties hereby agree as follows:

          1.      Purchase and Sale of Shares.

                  a. Sale and Issuance of Shares. Subject to the terms and conditions of this Agreement, the undersigned Investor agrees to purchase at the Closing (as defined below) and the Corporation agrees to sell and issue to the Investor at the Closing, that number of common stock shares (the "Shares") set forth under Schedule 1 of the signature page attached to this Subscription Agreement at a price of thirty cents ($0.30) per share (the "Purchase Price").

                  b. Payment and Delivery. The Investor shall purchase the Shares by making payment to U.S. Electricar, Inc. in cash by check or wire transfer of funds of the Purchase Price delivered to the Corporation on, or before, the date set forth on Schedule 1 attached to the signature page hereto (the "Closing").

          2. Delivery of Shares. Upon the Investor's delivery of the Purchase Price in full and a fully executed and completed original of this Subscription Agreement and Offeree Questionnaire to the Corporation, and after the Corporation determines that all applicable securities laws have been satisfied, the Corporation will deliver to the Investor within ten (10) days after the Closing a share certificate for the Shares.

          3.  Corporation's  Representations,   Warranties  and  Covenants.  The
Corporation hereby represents, warrants and covenants to the Investor as follows:

                   a. Corporate Organization and Standing. The Corporation is a corporation duly organized, validity existing and in good standing under the laws of the State of California. The Corporation has the requisite corporate power to carry on its business as presently conducted, and as proposed or contemplated to be conducted in the future, and to enter into and carry out the provisions of this Agreement and the transactions contemplated hereby.


                   b. Authorization. All corporate action on the part of the Corporation, its directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement by the Corporation and the performance of all of the Corporation's obligations hereunder has been taken. This Agreement, when executed and delivered by the Corporation, shall constitute a valid and binding obligation of the Corporation, enforceable in accordance with its terms, except as may be limited by principles of public policy, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. The Shares, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable. The Corporation is, and at all times during the offer and sale of the Shares, will be a "reporting issuer" as that term is defined under Regulation S.

                   c. No Breach. The issue and sale of the Shares by the Corporation does not and will not conflict with and does not and will not result in a breach of any of the terms of the Corporation's incorporating documents or any agreement or instrument to which the Corporation is a party. The consummation of the transactions or performance of the obligations contemplated by this Agreement will not result in a breach of any term of, or constitute a default under, any statute, indenture, mortgage, or other agreement or instrument to which the Corporation or any of its subsidiaries is or are a party or by which any of them is or are bound.

                   d. Pending or Threatened Claims. Neither the Corporation nor any of its subsidiaries is a party to any action, suit or proceeding which could materially affect its business or financial condition, and no such actions, suits or proceedings are contemplated or have been threatened.

                   e. No Preemptive Rights. There are no preemptive rights of any shareholder of the Corporation with respect to the Shares.

          4. Investor Representations and Warranties. The Investor represents and warrants to the Corporation that:

                   a. Account/Regulation S. The Investor is acquiring the Shares for investment for its own account, and not with a view to, or for resale in connection with, any distribution thereof, and it has no present intention of selling or distributing any of the Shares. The Investor understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act") by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment as expressed herein. The Investor understands that the Corporation is relying on the rules and regulations governing offers and sales made outside the United States to non-"U.S. Persons" pursuant to Regulation S under the Securities Act.

                   b. Access to Data. The Investor has had an opportunity to discuss the Corporation's business, management and financial affairs with its management and to obtain any additional information which the Investor has deemed necessary or appropriate for deciding whether or not to purchase the Shares, including an opportunity to receive, review and understand the disclosures and information regarding the Corporation's financial statements, capitalization and other business information as set forth in Corporation's Amended Form 10 filed with the Securities and Exchange Commission ("SEC") on January 27, 1995 and subsequent 10-K and 10-KA and two 10-Qs filed with the SEC on October 30, 1995, November 28, 1995, December 15, 1995 and March 18, 1996, respectively, all incorporated herein by reference, together with all exhibits referenced therein. Attached hereto as Exhibit A and incorporated herein by reference are copies of the Corporation's Private Placement Memorandum dated January 2, 1996 prepared for the Corporation's trade creditors. The Investor acknowledges that no other representations or warranties, oral or written, have been made by the Corporation or any agent thereof except as set forth in this Agreement.

                   c. No Fairness Determination. The Investor is aware that no federal, state or other agency has made any finding or determination as to the fairness of the investment, nor made any recommendation or endorsement of the Shares.

                   d. Knowledge And Experience. The Investor has such knowledge and experience in financial and business matters, including investments in other start-up companies, that it is capable of evaluating the merits and risks of the investment in the Shares, and it is able to bear the economic risk of such investment. Further, the individual executing this Agreement has such knowledge and experience in financial and business matters that he is capable of utilizing the information made available to him in connection with the offering of the Shares, of evaluating the merits and risks of an investment in the Shares and of making an informed investment decision with respect to the Shares, including assessment of the Risk Factors attached hereto as Exhibit B and incorporated herein by reference.

                   e. Limited Public Market. The Investor is aware that there is currently a very limited "over-the-counter" public market for the Corporation's registered securities and that the Corporation became a "reporting issuer" under the Securities Exchange Act of 1934, as amended, on January 27, 1995. There is no guarantee that a more established public market will develop at any time in the future. The Investor understands that the Shares are all unregistered and may not presently be sold in even this limited public market. The Investor understands that the Shares cannot be readily sold or liquidated in case of an emergency or other financial need. The Investor has sufficient liquid assets available so that the purchase and holding of the Shares will not cause it undue financial difficulties.

                   f. Commissions/Finders Fees. The Investor acknowledges that the Company may issue up to 13,333,333 cashless exercise warrants in form and substance as attached hereto as Exhibit C as investment banking fees to third parties if up to $2,000,000 of common stock shares are sold by the Corporation pursuant to this Offering.

                   g. Investment Experience. The Investor is an "accredited investor" as that term is defined in Regulation D promulgated by the Securities and Exchange Commission. The term "Accredited Investor" under Regulation D refers to:

                       (i) A person or entity who is a director or executive officer of the Corporation;

                       (ii) Any bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to
Section 15 of the Exchange Act; insurance company as defined in Section 2(13) of the Securities Act; investment company registered under the Investment Company Act of 1940; or a business development Corporation as defined in Section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decision made solely by persons that are accredited investors;

                       (iii)  Any   private  business  development   company  as
defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

                       (iv) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares offered, with total assets in excess of $5,000,000;

                       (v) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

                       (vi) Any natural person who had an individual income in excess of $200,000 during each of the previous two years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

                       (vii) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment; or


                       (viii) Any entity in which all of the equity owners are accredited investors.

As used in this Section 4(g), the term "net worth" means the excess of total assets over total liabilities. For the purpose of determining a person's net worth, the principal residence owned by an individual should be valued at fair market value, including the cost of improvements, net of current encumbrances. As used in this Section 4(f), "income" means actual economic income, which may differ from adjusted gross income for income tax purposes. Accordingly, the undersigned should consider whether it should add any or all of the following items to its adjusted gross income for income tax purposes in order to reflect more accurately its actual economic income: Any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, and alimony payments.

          5.      Restrictions On Transfer Re Regulation S.

                  a. Not A "U.S. Person." The Investor hereby certifies that (i) it is not a "U.S. Person" as defined under Rule 902, Section (o) of Regulation S promulgated under the Securities Act (a copy of which is attached hereto as Schedule 2) and is not acquiring the Shares for the account or benefit of any U.S. Person, and (ii) it is acquiring the Shares in an "offshore transaction" as defined under Section (i) of such Rule 902 (a copy of which is attached hereto as Schedule 3).


                  b. Transfer Restrictions. The Investor shall not attempt to have registered any transfer of the Shares not made in accordance with the provisions of Regulation S. In addition to any other restrictions on transfer set forth in this Agreement, the Investor agrees to transfer the Shares only (i) in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration, and (ii) in accordance with any applicable state securities laws. Unless so registered or exempt therefrom, such transfer restrictions shall include but not be limited to and the Investor warrants and represents the following:

                           (i) The Investor  shall not sell the Shares  publicly
or privately, or through any short sale, or other hedging transaction to any U.S. Person, whether directly or indirectly, or for the account or benefit of any such U.S. Person for the restrictive period mandated by Regulation S after the purchase of the Shares unless registered or exempt from registration;

                           (ii) Any other  offer or sale of the Shares  shall be
made only if (A) during the restrictive period any subsequent purchaser certifies in writing that it is not a U.S. Person and is not acquiring the Shares for the account or benefit of any U.S. Person, or (B) after the restrictive period the Shares are purchased in a transaction that did not require registration under the Securities Act and applicable Blue Sky laws; and

                           (iii) Any  transferee  of the Shares  shall  agree in
writing to resell the Shares only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration.

                  c. Restrictions On Resales In the United States. The Investor understands and acknowledges that the Securities Act prohibits resales of securities in the United States except pursuant to an effective registration statement or an exemption from registration for which the Shares and the
Investor holding such Shares qualifies. The Investor understands and acknowledges the requirements for qualifying for an exemption from registration afforded by Section 4 of the Securities Act and that there can be no assurance that the Investor will be able to qualify for such an exemption from registration.

          6. Public Offering Lock-Up. For one period of up to one-hundred-eighty
(180) days (the "Stand-off Period"), Investor shall not pledge, transfer or sell its Shares to any person or entity if requested by the Corporation upon at least thirty (30) days prior written notice given, on, or after, the termination of the Regulation S restrictive period hereunder in contemplation of a public registration. Notwithstanding the foregoing, this right may be exercised only one time by the Corporation.

          7. Restrictive Legends. Each certificate evidencing the Share which the Investor may purchase hereunder and any other securities issued upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event (unless no longer required in the opinion of the counsel for the Corporation) shall be imprinted with legend substantially in the following form:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT
         BE  OFFERED  OR SOLD  WITHOUT  REGISTRATION  UNDER THE ACT  UNLESS  THE
         CORPORATION RECEIVES AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION, THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE OR SUCH REGISTRATION IS NOT REQUIRED PURSUANT TO REGULATION S UNDER THE ACT.

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN THAT CERTAIN MAY 1, 1996,
         SUBSCRIPTION AGREEMENT BETWEEN THE ORIGINAL HOLDER HEREOF AND THE CORPORATION.

The Corporation shall be entitled to enter stop transfer notices on its transfer books with respect to the Shares.

          8. Compliance with Regulation S and Removal of Restrictive Legend. The Corporation covenants to comply fully with Rule 903 (including Rule 903(c)(2)) of Regulation S during the offer and sale of the Shares and during the applicable restricted period under Rule 903(c)(2) (the "Restricted Period"). The parties acknowledge that Rule 903(c)(2)--unlike Rule 903(c)(3)--does not contain a provision requiring the imposition of a restrictive legend on securities sold thereunder, and that the parties have voluntarily agreed to impose such a legend on the Shares when issued, because certain requirements of Regulation S remain to be satisfied during the subsequent Restricted Period. The Investor agrees to cooperate with the Corporation in providing any certificates or other information reasonably necessary for the Corporation to confirm that Rule 903 and Rule 903(c)(2) have been satisfied. The Investor acknowledges that no representation, warranty or guaranty, express or implied, has been given to the Investor by any officer, director, agent, or employee of, legal counsel to, or any other person connected with, the Corporation regarding the availability at any time of an exemption from registration under the Securities Act for any offer, sale or other transfer or disposition of the Shares by the Investor. The Investor understands and agrees that the availability of any such exemption from registration must be determined solely by the Investor and the Investor's own legal counsel based on the particular facts and circumstances existing at the time of a proposed transaction.

          9. Reliance. The Investor is aware that the Corporation is relying on the accuracy of the above representations to establish compliance with Federal and State securities laws. If any such warranties or representations are not true and accurate in any respect as of the Closing, Investor shall so notify the Corporation in writing immediately and shall be cause for rescission by the Corporation at its sole election. The Investor shall indemnify the Corporation and its affiliates, legal counsel and agents against all losses, claims, costs, expenses and damages or liabilities, including reasonable attorneys' fees, which such parties may suffer or incur caused or in connection with or arising out of, directly or indirectly, from their reliance on such warranties and representations.

          10.     Miscellaneous.

                 a. Survival.  The  representations,  warranties,  covenants and
agreements   made  herein  shall   survive  the  closing  of  the   transactions
contemplated hereby.

                 b. Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

                 c. Entire Agreement. This Agreement, Exhibits and the Schedules attached hereto constitute the entire agreement and understanding between the parties with respect to the subject matters herein, and supersede and replace any prior agreements and understandings, whether oral or written between and among them with respect to such matters. The provisions of this Agreement may be waived, altered, amended or repealed, in whole or in part, only upon the written consent of the Corporation and the Investor.

                 d. Title and Subtitles. The titles of the Sections and subsections of this Agreement are for the convenience of reference only and are not to be considered in construing this Agreement.

                 e. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                 f. Applicable Law. This Agreement shall be governed by and construed in accordance with laws of the State of California, applicable to contracts between California residents entered into and to be performed entirely within the State of California.

                 g. Venue. Any action, arbitration, or proceeding arising directly or indirectly from this Agreement or any other instrument or security referenced herein shall be litigated or arbitrated, as appropriate, in the County of San Francisco, State of California.

                 h. Authority. If Investor is a corporation, partnership, trust or estate: (i) the individual executing and delivering this Agreement on behalf of the Investor has been duly authorized and is duly qualified to execute and deliver this Agreement on behalf of Investor in connection with the purchase of the Shares and (ii) the signature of such individual is binding upon Investor.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first written.

INVESTOR                                  U.S. ELECTRICAR, INC.

By:________________________                        By:_______________________
   (Signature)                                        (Signature)

- - ---------------------------                        --------------------------
(Print Name and Title)                             (Print Name and Title)

                                   SCHEDULE 1



Purchase Price Per Share:                   $0.30

Aggregate Purchase Price                    $______________

Total Number of Shares                       _______________

Purchase Date:                               ____________, 1996

                                   SCHEDULE 2
                           Definition of "U.S. Person"


         "Reg. ss.230.902. As used in Regulation S, the following terms shall have the meanings indicated:
 . . .

         (o) U.S. Person.

         (1)      "U.S. person" means:
                  (i) any natural person resident in the United States;
                  (ii) any partnership or corporation organized or incorporated under the laws of the United States;
                  (iii) any estate of which any executor or administrator is a U.S. person;
                  (iv) any trust of which any trustee is a U.S. person;
                  (v) any agency or branch of a foreign entity located in the United States;
                  (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;
                  (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and
                  (viii) any  partnership  or  corporation  if:
                  (A) organized or incorporated under the laws of any foreign jurisdiction; and
                  (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Act (ss.230.501(a) of this chapter)) who are not natural persons, estates or trusts.

         (2) Notwithstanding paragraph (o)(1) of this section, any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States shall not be deemed a "U.S. person."

         (3) Notwithstanding paragraph (o)(1) of this section, any estate of which any professional fiduciary acting as executor or administrator is a U.S. person shall not be deemed a U.S. person if:

                  (i) an executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and

                  (ii) the estate is governed by foreign law.

         (4) Notwithstanding paragraph (o)(1) of this section, any trust of which any professional fiduciary acting as trustee is a U.S. person shall not be deemed a U.S. person if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person.

         (5) Notwithstanding paragraph (o)(1) of this section, an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country shall not be deemed a U.S. person.

         (6) Notwithstanding paragraph (o)(1) of this section, any agency or branch of a U.S. person located outside the United States shall not be deemed a "U.S. person" if:
                 (i) the agency or branch operates for valid business  reasons;
and
                 (ii) the agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

         (7) The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans shall not be deemed "U.S. persons."

                                   SCHEDULE 3

                      Definition of "Offshore Transaction"

         "Reg. ss.230.902. As used in Regulation S, the following terms shall have the meanings indicated:
 . . .

         (i) Offshore Transaction.

         (1) An offer or sale of securities is made in an "offshore transaction" if:

                  (i) the  offer is not made to a person in the  United  States;
and

                  (ii) either:

                  (A) at the time the buy order is originated, the buyer is outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer is outside the United States; or (B) for purposes of: (1) ss.230.903, the transaction is executed in, on or through a physical trading floor of an established foreign securities exchange that is located outside the United States; or (2) ss.230.904, the transaction is executed in, on or through the facilities of a designated offshore securities market described in paragraph (a) of this section, and neither the seller nor any person acting on its behalf knows that the transaction has been pre-arranged with a buyer in the United States.

         (2) Notwithstanding paragraph (i)(1) of this section, offers and sales of securities specifically targeted at identifiable groups of U.S. citizens abroad, such as members of the U.S. armed forces serving overseas, shall not be deemed to be made in "offshore transactions."

         (3) Notwithstanding paragraph (i)(1) of this section, offers and sales of securities to persons excluded from the definition of "U.S. person" pursuant to paragraph (o)(7) of this section or persons holding accounts excluded from the definition of "U.S. person" pursuant to paragraph (o)(2) of this section, solely in their capacities as holders of such accounts, shall be deemed to be made in "offshore transactions."

                    EXHIBIT A - PRIVATE PLACEMENT MEMORANDUM

                            EXHIBIT B - RISK FACTORS

INVESTMENT IN THE COMMON STOCK OFFERED HEREBY INVOLVES A HIGH DEGREE OF RISK. PROSPECTIVE INVESTORS SHOULD CAREFULLY CONSIDER, IN ADDITION TO THE MATTERS SET FORTH ELSEWHERE IN THIS SUBSCRIPTION AGREEMENT, THE FOLLOWING FACTORS.

         Debt Restructuring. In March 1995, as a result of the Corporation's insolvency, the Corporation entered into agreements in March and April 1995 with its secured creditors and largest unsecured creditor, to restructure this debt in the aggregate amount of approximately $22 million. The Corporation, its largest unsecured creditor, and the holders of more than 75% of the outstanding principal of the secured debt agreed to add the unpaid interest to principal, reset the maturity dates of the secured debt and its largest unsecured creditor's debt to March and April 1996, respectively, and for substantially all of the debt establish a new conversion rate to common stock of $0.30 per share. They also agreed that conversion shall occur upon (1) a restructuring/repayment workout plan accepted by the Corporation's unsecured creditors holding 80% or more of the Corporation's unsecured trade debt, which plan must be approved by the Corporation, or (2) the sole election of the Corporation's largest unsecured creditor to cause conversion of this debt. Subsequently, the Corporation and the Creditors described above agreed to extend the maturity date to March 25, 1997.

         In addition, in April 1995, an informal committee of the Corporation's unsecured trade creditors was established, and in August 1995, this committee recommended for approval a voluntary restructuring of the Corporation's unsecured debt which the Corporation presented to the creditors for their approval in December 1995. As of January 31, 1996, the aggregate amount of the Corporation's outstanding unsecured antecedent debt, including principal and interest, was approximately $13,940,000.

         The terms of the proposed debt restructuring are set forth in the Private Placement Memorandum dated January 2, 1996, a copy of which is attached hereto as Exhibit B. As described above, the conversion of the Corporation's remaining secured debt into equity is contingent upon the holders of at least 80% of the outstanding unsecured debt participating in the restructuring plan. As of April 2, 1996, the Corporation believes it has received and approved approximately $11,331,000 or 81% acceptances by its antecedent creditors. Outstanding antecedent debt of approximately $2,609,000 has not yet been settled. The Corporation and its secured creditors may elect, however, to keep a portion of the secured debt outstanding until substantially all of this remaining unsecured debt has accepted the Corporation's debt restructuring plan.

         THERE CAN BE NO ASSURANCE THAT THE CORPORATION WILL BE ABLE TO CONTINUE TO EFFECTUATE THE DEBT RESTRUCTURING. TO THE EXTENT THAT THE CORPORATION IS UNABLE TO CONTINUE TO EFFECTUATE THE VOLUNTARY RESTRUCTURING OR OTHERWISE REFINANCE OR CONVERT SUCH DEBT AND ADDITIONAL FUNDING IS NOT AVAILABLE, THE CORPORATION WOULD BE FORCED TO SEEK PROTECTION UNDER APPLICABLE BANKRUPTCY AND INSOLVENCY LAWS.

         Additional Funding. The Corporation's planned expenditures are based primarily on its internal estimates of future sales and ability to raise additional financing. If revenues or additional financing do not meet the Corporation's expectations in any given period of time, the adverse impact on the Corporation's finances will be magnified by the Corporation's inability to adjust spending quickly enough to compensate for revenue or financing shortfalls. Significant additional funding will be required throughout 1996 and 1997 to continue operations, and there can be no assurance that the Corporation will be able to secure such additional financing on favorable terms, or at all. As of January 31, 1996, the Corporation had cash of $444,000, including $305,000 held in escrow for antecedent debt and together with its subsidiaries had receivables which were not more than sixty days past due of approximately $735,000 which the Corporation believes have a reasonable likelihood of being collected. There is no guaranty that all or any of the Corporation's remaining unsecured creditors representing in excess of $2.6 million in debt will agree to the proposed debt restructuring/repayment plan or any other plan. The holders of the approximately $18.5 million of currently outstanding secured debt in the Corporation have agreed to convert a portion or all of their debt into equity under specified milestones which may or may not ever occur.

         Going Concern/NOL. The Corporation has experienced recurring losses from operations, use of cash from operations and had an accumulated deficit of $72,036,000 at January 31, 1996, which deficit as of October 31, 1995, was approximately $69,580,000. (See "Increasing and Continued Losses" below). There is no guaranty, however, that any net operating losses will be available to the Corporation in the future as an offset against future profits. A substantial portion of the losses are attributable to research, development and other start-up costs associated with the Corporation's changing business focus from retail and mail order operations to the production of electric vehicles and electric power-train "kit" systems. Cash flows from future operations may not be sufficient to enable the Corporation to achieve profitable operations as previously disclosed in the preceding paragraph. Market conditions and the Corporation's financial position may inhibit its ability to achieve profitable operations. These factors as well as others indicate the Corporation may be unable to continue as a going concern unless it is able to obtain significant additional financing and generate sufficient cash flows to meet its obligations as they come due and sustain its operations. The Corporation estimates that it will need additional outside financing for at least approximately three more years to continue funding the development of its products and the growth of its business before cash from operations is sufficient to fund the Corporation's business operations. The Corporation estimates that it will need approximately $2 million to $3 million in additional outside funding through the remaining three months of fiscal year 1996, without the payment of past due debts owed creditors. The Corporation's audited financial statements included in the Form 10-K for fiscal year 1995 also include a "Going Concern" qualification from the Corporation's auditors.

         Increasing and Continued Losses. The Corporation was founded in 1976, but initial sales were very limited and the Corporation was unprofitable as a manufacturer of solar powered toys. The Corporation has been profitable in only one year, fiscal year 1986. For the fiscal years ended July 31, 1993, 1994 and 1995, the Corporation had substantial net operating losses of $2,607,000, $25,021,000 and $37,565,000, respectively, on sales of $863,000, $5,787,000 and
11,625,000, respectively. Through the first six months of fiscal 1996, the Corporation lost an additional $4,400,000 on sales of $3,011,000. There can be no assurance that the Corporation will be able to achieve profitability.

         Source of Revenues . In 1991, the Corporation started to generate a significant portion of its revenues from the sale of electric vehicles. The Corporation intends to substantially increase its revenue from the sale of electric vehicles. However, there can be no assurance that demand for these products will warrant the Corporation's anticipated expenditures, or that the Corporation will be successful in engineering and marketing these products or deriving any sort of profit from such revenues. Due to the lack of capital and other factors, the Corporation has recently furloughed a significant portion of its production workforce. This action will significantly impact the Corporation's ability to generate revenue near term.

         General Economic Conditions. The financial success of the Corporation may be sensitive to adverse changes in general economic conditions, such as inflation, unemployment, and consumer demand for the Corporation's products. These changes could cause the cost of supplies, labor, and other expenses to rise faster than the Corporation can raise prices. Such changing conditions also could significantly reduce demand in the market place for the Corporation's products. The Corporation has no control over any of these changes.

         Growth Stage Company; Reevaluation of Business Plans. Although the Corporation was originally founded in 1976, many aspects of the Corporation's business are still in the early growth stage development, and its proposed operations are subject to all of the risks inherent in a start-up or growing business enterprise, including the likelihood of continued operating losses. The likelihood of the success of the Corporation must be considered in light of the problems, expenses, difficulties, complications and delays frequently encountered in connection with the growth of an existing business, the development of new products and channels of distribution, and current and future development in several key technical fields, as well as the competitive and regulatory environment in which the Corporation will operate.

         In response to the severe cash shortage experienced by the Corporation, in March 1995, the Corporation initiated steps to restructure its organization and operations in an effort to stabilize and improve the Corporation's financial condition. Since March 1995, the Corporation has focused its resources on the production of off-road industrial vehicles and on-road buses and has, for the time being, ceased ordering new inventory for its on-road conversion business; however, the Corporation intends to finish converting and selling its existing inventory of on-road vehicles. The Corporation is currently re-evaluating all aspects of its business, including each of its product lines, in view of its capital constraints as well as competitive market conditions. To the extent the Corporation determines to discontinue any of its product lines, potential sources of revenue from those product lines would be eliminated.

         Dependence on Key Personnel . The success of the Corporation is largely dependent on its key management and technical personnel, including Roy Kusumoto, the Corporation's Chief Executive Officer, the loss of one or more of whom could adversely affect the Corporation's business. Additionally, in order to successfully implement its anticipated growth, the Corporation will be dependent upon its ability to hire additional qualified personnel. There can be no assurance that the Corporation will be able to retain or hire other necessary personnel. The Corporation does not maintain key man life insurance on any of its key personnel. The Corporation believes that its future success will depend in part upon its continued ability to attract, retain and motivate additional highly skilled personnel, including engineers, who are in great demand.

         Insurance and Potential Liability. The Corporation maintains insurance, including insurance relating to personal injury and product liability, in amounts which the Corporation currently considers adequate. Nevertheless, a partially or completely uninsured claim against the Corporation, if successful and of sufficient magnitude, could have a material adverse effect on the Corporation. In addition, the Corporation's severe cash shortage may adversely effect its ability to continue to maintain its insurance coverage.

         Nature of Industry . The electric vehicle industry is in its infancy. Although the Corporation believes that it has manufactured more electric vehicles than any other company in the United States based on its own knowledge of the industry, there are many large and small companies, both domestic and foreign, now in, poised to enter or entering this industry. This EV industry is subject to rapid technological change. Most of the major domestic and foreign automobile manufacturers (i) have produced design-concept electric vehicles, and/or (ii) have developed improved electric storage, propulsion and control systems, and/or (iii) are planning to enter the field. Various nonautomotive companies are also developing improved electric storage, propulsion and control systems. Demand for and interest in electric vehicles appears to be increasing. However, growth in the present limited demand for electric vehicles depends upon
(A) future regulation and legislation requiring more use of non-polluting vehicles, (B) the environmental consciousness of customers and (C) the ability of electric vehicles to successfully compete with vehicles powered with internal combustion engines.

         Uncertainty of Product Market and Acceptance; Changed Legislative Climate. Because vehicles powered by internal combustion engines cause pollution, there is significant public pressure in Europe and Asia, and enacted or pending legislation in the United States at the federal level and in certain states, to promote or mandate the use of vehicles with no tailpipe emissions ("zero emission vehicles") or reduced tailpipe emissions ("low emission vehicles"). To date, substantially all zero emission vehicles designed and produced have been electric vehicles, and most low emission vehicles have been powered by natural gas or have been hybrid vehicles using two or more powering systems. The Corporation believes that legislation requiring or promoting zero emission vehicles or low emission vehicles is necessary to create a significant commercial market for electric vehicles. There can be no assurance, however, that further legislation will be enacted or that current legislation will not be repealed or amended, or that a different form of zero emission or low emission vehicle will not be invented, developed and produced, and achieve greater market acceptance than electric vehicles. Following the state and federal elections in November 1994, the Corporation believes that the changed legislative climate in the United States may result in extensions, modifications or reductions of current federal and state legislation, mandates and potential tax incentives which could adversely affect the Corporation's business prospects if implemented. In April 1996, California altered its mandate requirements by extending the implementation date and establishing voluntary compliance.

         Competition . There are many companies, including several major automobile companies and electronics firms, actively engaged in the research and development of electric vehicles. Many have far greater resources and marketing abilities than the Corporation. Although the Corporation believes it has sold more electric vehicles than any other company in the United States, there can be no assurance that the Corporation will retain this advantage or be able to compete in the future with the companies in or entering the electric vehicle market. The major automobile manufacturers have a distinct advantage over the Corporation if they decide to compete with the Corporation in the retrofit/conversion EV business, should the Corporation continue in this business. Their vast resources would pose a distinct disadvantage to the Corporation. Direct competition from the "Big Three" could possibly inhibit the Corporation from obtaining the vehicles it needed without additional cost. The Corporation, believes, however, that the niche fleet market which it has targeted is presently too small for the large automobile manufacturers to pursue on a competitive basis with the Corporation.

         Dependence On Suppliers/Outside Parties. Certain components used in the Corporation's electric vehicles are available only from a limited number of sources. If such sources are unable or unwilling for any reason to manufacture and sell these unique components, the Corporation at the present time would have no other supplier. Additionally, the Corporation intends to develop close relationships with other suppliers of propriety components, such as batteries, which the Corporation will integrate into its retrofitted and OEM electric vehicles. The Corporation's reliance on these limited source suppliers could cause shortages of certain key components, or the inability to find comparable replacements at any cost or time could significantly impair the Corporation's financial performance and relationships with its customers.

         Rapid Technological Change . The Corporation's existing products are designed for use with, and are dependent upon, existing electric vehicle technology. As technologies change, and subject to the Corporation's limited available resources, the Corporation plans to upgrade or adapt its products in order to continue to provide products with the latest technology. However, there can be no assurance that the Corporation will be able to avoid technological obsolescence of its products or that the Corporation's research and development efforts will be able to adapt to changes in or create the necessary "leading-edge" technology to stay competitive. Further proprietary technology development by others could prohibit the Corporation from using its own technology.

         Minimal Barriers to Entry . Other than its trademarks and its distribution arrangements with suppliers of subcomponents, the Corporation does not presently license or own any proprietary technology and, therefore, has created little or no barrier to entry for competitors other than the time and significant expense required to assemble and develop similar production and design capabilities. Competitors of the Corporation may enter into exclusive arrangements with current or potential suppliers for the Corporation, thereby potentially giving such competitors a competitive edge which the Corporation might not be able to overcome.

         No Dividends. To date, the Corporation has not paid any dividends on its Common Stock or Preferred Stock and does not intend to declare any dividends in the foreseeable future on its Stock.

         Preferred Stock Preferences. The Corporation's Series A and Series B Preferred Stock has preference over the Common Stock with respect to the payment of dividends and the distribution of assets in the event of a liquidation or dissolution of the Corporation. In addition, the Board of Directors of the Corporation also has the authority to issue additional preferred stock in one or more series and to fix the voting and other powers, designations, dividends, preferences and relative participation, optional, conversion, exchange, redemption and other special rights and qualifications, limitations or restrictions thereon of any such series of preferred stock. Such rights could adversely affect the existing or future rights of the shares of Common Stock with respect to the existing Series A Preferred Stock and as to any new series of Preferred Stock. In connection with the restructuring of the Corporation's unsecured debt, the Corporation shall issue shares of Series B Preferred Stock that will have certain preferences over the Common Stock and the Series A Preferred Stock with respect to dividends and the distribution of assets in the event of a liquidation or dissolution. See Risk Factors -Debt Restructuring.

         Shares Eligible for Future Sale. No prediction can be made as to the effect, if any, that substantial and significant sales of new shares of Common Stock or the availability of such shares for sale will have on the market prices prevailing from time to time. Nevertheless, the possibility that substantial amounts of Common Stock may be sold in the future may adversely affect prevailing prices for the Corporation's Common Stock and could impair the
Corporation's   ability  to  raise  capital  through  the  sale  of  its  equity securities.

         Leverage; Cash Flow. Any indebtedness being assumed by the Corporation in connection with its financing activities poses significant risks to potential investors, particularly in view of the Corporation's loss history. The ability of the Corporation to generate sufficient cash flow to make payments with respect to any debt of the Corporation will depend upon the future performance of the Corporation, which will be subject to factors beyond the Corporation's control. No assurance can be given that the Corporation will be able to fund its working capital needs and to satisfy its principal and interest requirements from internally generated funds.

         Creditor Claims and Litigation/Shareholder Claims. The Corporation has been threatened with litigation from certain of its shareholders if a restructuring of the shareholders' investment along the lines set forth in a letter from their attorneys dated April 27, 1995 is not reached (a copy of which has been delivered to and is available for review by the Purchaser and its counsel upon request). The informal Creditors Committee of the Corporation has recommended a voluntary moratorium on pursuing unsecured claims (a copy of which is available for review by the Purchaser and its counsel upon request). There is no guaranty, however, that this moratorium will continue. In addition, certain unsecured creditors have nevertheless filed or threatened to file lawsuits if they are not paid. As of October 30, 1995, lawsuits had been filed by unsecured creditors for claims representing an aggregate of approximately $650,000 in principal and interest.

                                     WARRANT


THE SECURITIES REPRESENTED BY OR UNDERLYING THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF. THE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION WITHOUT AN OPINION OF COUNSEL FOR THE
HOLDER, CONCURRED IN BY COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

THE SECURITIES REPRESENTED BY OR UNDERLYING THIS INSTRUMENT ARE SUBJECT TO RESTRICTIONS ON TRANSFER PURSUANT TO REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED EXCEPT PURSUANT TO THE PROVISIONS UNDER REGULATION S OR PURSUANT TO REGISTRATION UNDER SUCH ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION.

THE WARRANTS AND WARRANT SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND (I) THE WARRANTS AND THE WARRANT SHARES MAY NOT BE EXERCISED, OFFERED OR SOLD BY OR ON BEHALF OF U.S. PERSONS, (II) THE WARRANTS MAY NOT BE EXERCISED IN THE UNITED STATES AND (III) THE WARRANT SHARES MAY NOT BE DELIVERED IN THE UNITED STATES UNLESS, IN EACH CASE, THERE IS A REGISTRATION STATEMENT IN EFFECT COVERING THE WARRANTS AND WARRANT SHARES OR THERE IS AVAILABLE AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT.

THE SECURITIES REPRESENTED BY OR UNDERLYING THIS INSTRUMENT ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN THAT CERTAIN MAY 1, 1996 SUBSCRIPTION AGREEMENT BETWEEN THE ORIGINAL HOLDER HEREOF AND THE COMPANY.

NO. SERIES C-____
                                                           ______________ SHARES


               CASHLESS EXERCISE WARRANT TO PURCHASE COMMON STOCK

         U.S. ELECTRICAR, INC., a California corporation (the "Corporation"), hereby grants to _______________________ (the "Holder"), the right to purchase from the Corporation _________________________________ (________) shares of the common stock of the Corporation (the "Warrant Shares"), subject to the terms and conditions set forth below. This Warrant is one of a duly authorized series of Warrants of the Corporation (which Warrants are identical except for the variations necessary to express the name of the Holder and number of "Warrant Shares"), which Warrants together are designated "Series C Warrants" acquired pursuant to the terms and conditions set forth in that certain May 1, 1996 Subscription Agreement (the Subscription Agreement").


         1. TERM. This Warrant may be exercised at any time after the date hereof through May 1, 1997 (the "Exercise Period").

         2. PURCHASE PRICE. The purchase price for each share of the Corporation's common stock purchasable hereunder shall be Thirty Cents ($0.30), subject to adjustment as provided in Section 8 below (the "Warrant Exercise Price").

         3. EXERCISE OF WARRANT. This Warrant may be exercised in whole or in part (except for a cashless exercise which shall require exercise in full) , but not for less than one hundred thousand (100,000) Warrant Shares (or such lesser number of Warrant Shares as may at the time of exercise constitute the maximum number exercisable) and in excess of 100,000 Warrant Shares in increments of 10,000 Warrant Shares. It is exercisable, subject to the satisfaction of applicable securities laws, at any time during the Exercise Period by the surrender of the Warrant to the Corporation at its principal office together with the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, accompanied by payment in full of the amount of the aggregate purchase price of the Warrant Shares in immediately available funds, except if exercised under the cashless exercise option as provided below. The Corporation agrees that the Warrant Shares so purchased shall be issued as soon as practicable thereafter, and that the Holder shall be deemed the record owner of such Warrant Shares as of and from the close of business on the date on which this Warrant shall be surrendered, together with payment in full as required above. It shall be a condition to the exercise of this Warrant that the Holder or any transferee hereof certify to the Corporation, at the time of exercise, either that he or it is not a U.S. Person (as defined in Regulation S under the Securities Act of 1933, as amended (the "Securities Act") and that this Warrant is not being exercised on behalf of a U.S. Person, or to provide an opinion of counsel that the Warrant and the Warrant Shares to be delivered upon exercise thereof have been registered under the Securities Act or that an exemption from the registration requirements of the Securities Act is available. It shall be a further condition to the exercise of this Warrant that the Warrant may not be exercised in the United States and the Warrant Shares may not be delivered to the United States absent registration under the Securities Act or an available exemption from registration.

         4. CASHLESS EXERCISE OPTION. Notwithstanding the foregoing, if on the date of exercise the "Fair Market Value" of one Warrant Share is equal to or greater than twice the Warrant Exercise Price and during the preceding 20 trading days prior to the date of exercise under this Warrant the average trading volume was in excess of 100,000 shares per day, then in lieu of exercising this Warrant for cash, the Holder may elect to receive Warrant Shares equal to the value of this Warrant (or equal to the value of the portion of the Warrant Shares thereof being cancelled) which shall be that number of Warrant Shares equal to the quotient obtained by dividing (Z) the product obtained when
(i) the number of Warrant Shares being exercised/cancelled under this Warrant is multiplied by (ii) the value of one Warrant Share for which this Warrant is being cancelled on the exercise date (determined by subtracting the Warrant Exercise Price for one Warrant Share on the exercise date from the "Fair Market Value" (as hereinafter defined) of one Warrant Share on the exercise date) by
(ZZ) the Warrant Exercise Price for one Warrant Share on the exercise date illustrated as follows:

X = Y(A-B)
    ------
      B

Where             X = the  number of  Warrant  Shares to be issued to Holder
                  Y = the number of Warrant Shares being  exercised/cancelled under  this Warrant
                  A = the "Fair Market  Value" of one Warrant Share on the  date of  exercise
                  B =  Exercise  Price on the date of  exercise

Fair Market Value of one share of a Warrant Share shall mean:

         A. If the Corporation's Common Stock is listed on a national securities exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation/ National Market System (NASDAQ/NMS), then the average price of all of the closing or last sales prices, respectively, reported for the twenty (20) trading days immediately preceding the exercise date.

         B. If the Corporation's Common Stock is not listed on a national securities exchange or quoted on NASDAQ/NMS, but is traded in the over-the-counter market, then the average price of all of the mean prices between the closing bid and asked prices of the Corporation's publicly traded stock as listed and traded on the NASDAQ electronic bulletin board during the twenty (20) trading days immediately preceding the exercise date.

         In the event of a cashless exercise, the entire Warrant must be surrendered, and no new Warrant shall be issued. In no event shall a cashless exercise entitle the Holder to exercise more than the Warrant Shares set forth on page 1 of this Warrant, less any number previously exercised.

         5. WARRANT CONFERS NO RIGHTS OF SHAREHOLDER. The Holder shall not have any rights as a shareholder of the Corporation with regard to the Warrant Shares prior to actual exercise resulting in the purchase of the Warrant Shares.

         6. HOLDER REPRESENTATIONS AND WARRANTIES. The Holder represents and warrants to the Corporation that:

                  A. PURCHASE FOR OWN ACCOUNT/REGULATION S. The Holder understands that neither this Warrant nor the Warrant Shares issuable upon the exercise of this Warrant have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment as expressed herein. The Holder is acquiring this Warrant for investment for its own account, and not with a view to, or for resale in connection with, any distribution thereof, and it has no present intention of selling or distributing this Warrant. The Holder agrees that any Warrant Shares issuable upon exercise of this Warrant will be acquired for investment for its own account, and not with a view to, or for resale in connection with, any distribution thereof, and such Warrant Shares will not be registered under the Securities Act and applicable state securities laws and that such Warrant Shares may have to be held indefinitely unless they are subsequently registered or qualified under the Securities Act and applicable state securities laws or, based on an opinion of counsel reasonably satisfactory to the Corporation, an exemption from such registration and qualification is available. The Holder further understands that the Corporation is relying on the rules and regulations governing offers and sales made outside the United States to non-"U.S. Persons" pursuant to Regulation S under the Securities Act. The Holder, by acceptance hereof, consents to the placement of the following restrictive legends, or similar legends, on each certificate to be issued to the Holder by the Corporation in connection with the issuance of such Warrant Shares:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR LAWS COVERING SUCH SECURITIES, OR (B) THE HOLDER RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES
         SATISFACTORY TO THE CORPORATION, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE LAW.

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER PURSUANT TO REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED EXCEPT PURSUANT TO THE PROVISIONS UNDER REGULATION S OR PURSUANT TO REGISTRATION UNDER SUCH ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION.

         THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN THAT CERTAIN MAY 1, 1996 INVESTMENT BANKING AGREEMENT BETWEEN THE ORIGINAL HOLDER HEREOF AND THE COMPANY.

                  B. ACCESS TO DATA. The Holder has had an opportunity to discuss the Corporation's business, management and financial affairs with its management and to obtain any additional information which the Holder has deemed necessary or appropriate for deciding whether or not to purchase this Warrant and the Warrant Shares, including the information provided or otherwise disclosed under the Subscription Agreement. The Holder acknowledges that no other representations or warranties, oral or written, have been made by the Corporation or any agent thereof except as set forth in this Agreement.

                  C. NO FAIRNESS DETERMINATION. The Holder is aware that no federal, state or other agency has made any finding or determination as to the fairness of the investment, nor made any recommendation or endorsement of this Warrant or the Warrant Shares.

                  D. KNOWLEDGE AND EXPERIENCE. The Holder has such knowledge and experience in financial and business matters, including investments in other start-up companies, that it is capable of evaluating the merits and risks of the investment in this Warrant and the Warrant Shares, and it is able to bear the economic risk of such investment. Further, the Holder has such knowledge and experience in financial and business matters that he is capable of utilizing the information made available to him in connection with the offering of this Warrant and the Warrant Shares, of evaluating the merits and risks of an investment in this Warrant and the Warrant Shares and of making an informed investment decision with respect to this Warrant and the Warrant Shares.

                  E. LIMITED PUBLIC MARKET. The Holder is aware that there is currently a very limited "over-the-counter" public market for the Corporation's registered securities and that the Corporation became a "reporting issuer" under the Securities Exchange Act of 1934, as amended, on January 27, 1995. There is no guarantee that a more established public market will develop at any time in the future. The Holder understands that this Warrant and the Warrant Shares are all unregistered and may not presently be sold in even this limited public market. The Holder understands that this Warrant and the Warrant Shares cannot be readily sold or liquidated in case of an emergency or other financial need. The Holder has sufficient liquid assets available so that the purchase and holding of this Warrant and the Warrant Shares will not cause it undue financial difficulties.

                  G. INVESTMENT EXPERIENCE. The Holder is an "accredited investor" as that term is defined in Regulation D promulgated by the Securities and Exchange Commission. The term "accredited investor" under Regulation D refers to:

         (1) A person or entity who is a director or executive officer of the Corporation;

         (2) Any bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in
         Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Exchange Act; insurance company as defined in Section 2(13) of the Securities Act; investment company registered under the Investment Company Act of 1940; or a business development company as defined in Section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business
         Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decision made solely by persons that are accredited investors;

         (3) Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

         (4) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring this Warrant or the Warrant Shares, with total assets in excess of $5,000,000;

         (5) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

         (6) Any natural person who had an individual income in excess of $200,000 during each of the previous two years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

         (7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring this Warrant or the Warrant Shares, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment; or

         (8) Any entity in which all of the equity owners are accredited investors.

         As used in this Section 6(g), the term "net worth" means the excess of total assets over total liabilities. For the purpose of determining a person's net worth, the principal residence owned by an individual should be valued at fair market value, including the cost of improvements, net of current encumbrances. As used in this Section 6(g), "income" means actual economic income, which may differ from adjusted gross income for income tax purposes. Accordingly, the undersigned should consider whether it should add any or all of the following items to its adjusted gross income for income tax purposes in order to reflect more accurately its actual economic income: Any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, and alimony payments.

                  H.       RESTRICTIONS ON TRANSFER RE REGULATION S.

                         (1) NOT A "U.S.  PERSON." The Holder  hereby  certifies
that (i) it is not a "U.S. Person" as defined under Rule 902, Section (o) of Regulation S promulgated under the Securities Act (a copy of which is attached hereto as Schedule 2) and is not acquiring this Warrant or the Warrant Shares for the account or benefit of any U.S. Person, and (ii) it is acquiring this Warrant and the Warrant Shares in an "offshore transaction" as defined under Section (i) of such Rule 902 (a copy of which is attached hereto as Schedule 3).

                         (2) TRANSFER RESTRICTIONS. The Holder shall not attempt
to have registered any transfer of this Warrant or the Warrant Shares not made in accordance with the provisions of Regulation S. In addition to any other restrictions on transfer set forth in this Warrant, the Holder agrees to transfer this Warrant or the Warrant Shares only (i) in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration, and (ii) in accordance with any applicable state securities laws. Unless so registered or exempt therefrom, such transfer restrictions shall include but not be limited to and the Holder warrants and represents the following:

                              (I) The Holder  shall not sell this Warrant or the
Warrant Shares publicly or privately, or through any short sale, or other hedging transaction to any U.S. Person, whether directly or indirectly, or for the account or benefit of any such U.S. Person for the restrictive period mandated by Regulation S after the purchase of this Warrant or the Warrant Shares, as applicable, unless registered or exempt from registration;

                              (II) Any other  offer or sale of this  Warrant  or
the Warrant Shares shall be made only if (A) during the restrictive period any subsequent purchaser certifies in writing that it is not a U.S. Person and is not acquiring this Warrant or the Warrant Shares for the account or benefit of any U.S. Person, or (B) after the restrictive period this Warrant and the Warrant Shares are purchased in a transaction that did not require registration under the Securities Act and applicable Blue Sky laws; and

                              (III)  Any  transferee  of  this  Warrant  or  the
Warrant Shares shall agree in writing to resell this Warrant or the Warrant Shares, as applicable, only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration.

                         (3)  RESTRICTIONS ON RESALES IN THE UNITED STATES.  The
Holder understands and acknowledges that the Securities Act prohibits resales of securities in the United States except pursuant to an effective registration statement or an exemption from registration for which the securities and the Holder holding such securities qualifies. The Holder understands and acknowledges the requirements for qualifying for an exemption from registration afforded by Section 4 of the Securities Act and that there can be no assurance that the Holder will be able to qualify for such an exemption from registration.

         7. RESERVATION OF SHARES. The Corporation agrees at all times during the Exercise Period to have authorized and reserved, for the exclusive purpose of issuance and delivery upon exercise of this Warrant, a sufficient number of shares of its common stock to provide for the exercise of the rights represented hereby.

         8.   ADJUSTMENT  FOR   RE-CLASSIFICATION   OF  CAPITAL  STOCK.  If  the
Corporation at any time during the Exercise Period shall, by subdivision, combination or re-classification of securities, change any of the securities to which purchase rights under this Warrant exist under the same or different number of securities of any class or classes, this Warrant shall thereafter entitle the Holder to acquire such number and kind of securities as would have been issuable as a result of such change with respect to the Warrant Shares immediately prior to such subdivision, combination, or re-classification. If shares of the Corporation's common stock are subdivided into a greater number of shares of common stock, the purchase price for the Warrant Shares upon exercise of this Warrant shall be proportionately reduced and the Warrant Shares shall be proportionately increased; and conversely, if shares of the Corporation's common stock are combined into a smaller number of common stock shares, the price shall be proportionately increased, and the Warrant Shares shall be proportionately decreased.

         9. PUBLIC OFFERING  LOCK-UP.  For a period of up to  one-hundred-eighty
(180) days (the "Stand-off Period"), Holder shall not if requested by the Corporation at any time in contemplation of a public registration, sell, pledge or otherwise transfer any Warrant Shares (or any other shares exchanged therefor). Notwithstanding the foregoing, the Corporation may exercise this public offering lock-up only one time.

         10. LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT. Upon receipt by the Corporation of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant or stock certificate, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Corporation of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Corporation will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of this Warrant or stock certificate.

         11. ASSIGNMENT. The Holder of this Warrant shall not assign or transfer this Warrant or any of the Warrant Shares without the transferee meeting the suitability requirements set forth in Section 6 (above) and without the consent of the Corporation and in compliance with applicable state and federal securities laws. In giving its consent, the Corporation may request an opinion of counsel reasonably acceptable to it that such transfer is in compliance with all applicable state and federal securities laws.

         12. GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of California applicable to contracts between California residents entered into and to be performed entirely within the State of California.

         13. NOTICES. Any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified by hand or professional courier service or for mailings from and to any address in North America (Canada, United States and Mexico) five (5) days after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party in the Subscription Agreement, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

         14. ATTORNEYS' FEES. If any action at law or in equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.

         15. AMENDMENTS. Any terms of this Warrant may be amended with the written consent of the Corporation and the holders of Series C Warrants representing not less than 67% of the shares of Common Stock issuable upon exercise of all Series C Warrants.

Dated: May __, 1996       U.S. ELECTRICAR, INC.

                          By:_________________________
                                   (Signature)

                          ----------------------------
                              (Print Name & Title)

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                               NOTICE OF EXERCISE

TO:      U.S. ELECTRICAR, INC.

         (1) The undersigned hereby elects to purchase ______ shares of Common Stock of Electricar, Inc., pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

         (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for the account of the undersigned and not as a nominee for any other party, for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended (the "Securities Act"), including, but not limited to, Regulation S promulgated thereunder, or any state securities laws.

         (3) The undersigned hereby certifies that either (i) the undersigned is not a U.S. Person (as such term is defined in Regulation S under the Securities
Act), or (ii) the undersigned has delivered to the Corporation an opinion of counsel to the effect that this Warrant and the Warrant Shares to be delivered upon exercise thereof have been registered under the Securities Act or an exemption from such registration is available.

         (4) The undersigned further certifies that this Warrant is not being exercised in the United States and understands and agrees that the Warrant Shares may not be delivered to the United States absent registration under the Securities Act or an available exemption from such registration.

         (5) Please issue a certificate representing said shares of Common Stock in the name of the undersigned.

         (6) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned.

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                                             (Name)

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         (Date)                           (Signature)

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